                                                                   EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                            TO TENDER FOR EXCHANGE
                  11 1/2% SENIOR SUBORDINATED NOTES DUE 2006
                                      OF
                              TOKHEIM CORPORATION

               PURSUANT TO THE PROSPECTUS DATED NOVEMBER  , 1996

 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
         , UNLESS EXTENDED.

             To: Harris Trust and Savings Bank, as Exchange Agent

    By Registered or        By Overnight Courier or         By Facsimile:
     Certified Mail:               by Hand:                (212) 701-7636

Harris Trust and Savings   Harris Trust and Savings     Confirm by telephone:
          Bank                       Bank                  (212) 701-7624
c/o Harris Trust Company   c/o Harris Trust Company
       of New York                of New York
      P.O. Box 1010             77 Water Street
   Wall Street Station             4th Floor
   New York, NY 10268         New York, NY 10005

  Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

  The undersigned acknowledges that he or she has received the Prospectus,
dated November   , 1996 (as amended or supplemented from time to time, the
"Prospectus"), of Tokheim Corporation, an Indiana corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange its 11 1/2% Series B Senior Subordinated Notes due 2006 (the "New Notes") for an equal principal amount of its 11 1/2% Senior Subordinated Notes due 2006 (the "Old Notes" and, together with the New Notes, the "Notes"). The terms of the New Notes are identical in all material respects to the Old Notes, except that the New Notes have been registered under the Securities Act of 1933, as amended (the "Securities Act") and, therefore, will not bear legends restricting their transfer. In addition, Holders of Old Notes (but not New Notes) are entitled to receive certain additional payments if the Exchange Offer is not consummated and upon certain other conditions, pursuant to the Registration Rights Agreement (as defined in the Prospectus). The term "Expiration Date"
shall mean 5:00 p.m., New York City time, on             ,      unless the
Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

  The Letter of Transmittal is to be used by Holders of Old Notes if certificates are to be forwarded herewith. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1.

  The term "Holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this letter in its entirety.

  All Holders of Old Notes who wish to tender their Old Notes must, prior to the Expiration Date: (1) complete, sign, date and deliver this Letter of Transmittal, or a facsimile thereof, to the Exchange Agent, in person or to the address set forth above; and (2) tender his or her Old Notes or, if a tender of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility"), confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter. Holders of Old Notes, whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer-- Guaranteed Delivery Procedures" in the Prospectus. See Instruction 1.

  The undersigned acknowledges that if it is a broker-dealer holding Old Notes acquired for its own account as a result of market-making activities or other trading activities (other than Old Notes acquired directly from the Company), such Holder may be deemed to be an "Underwriter" within the meaning of the Securities Act and, therefore, must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of New Notes received in respect of such Old Notes pursuant to the Exchange Offer. Notwithstanding the foregoing, the undersigned shall not be deemed to admit that it is an "Underwriter" within the meaning of such term under the Securities Act.
                 PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL
             CAREFULLY BEFORE COMPLETING THE LETTER OF TRANSMITTAL

           DESCRIPTION OF 11 1/2% SENIOR SUBORDINATED NOTES DUE 2006
-------------------------------------------------------------------------------


                                                         AGGREGATE   PRINCIPAL
                                                                      AMOUNT


         NAMES AND ADDRESS(ES) OF          CERTIFICATE   PRINCIPAL
           REGISTERED HOLDER(S)           NUMBER(S)(1)    AMOUNT     TENDERED
        (PLEASE FILL IN, IF BLANK)                      REPRESENTED    (MUST
                                                            BY
-------------------------------------------------------------------------------
                                                                       BE IN
                                                      CERTIFICATE(S) INTEGRAL

-------------------------------------------------------------------------------
                                                                     MULTIPLES

                                                                        OF
                                                                    $1,000)(2)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                            TOTAL
-------------------------------------------------------------------------------
 (1) Need not be completed if Old Notes are being transferred by book-entry transfers.
 (2) Unless otherwise indicated, any tendering Holder of 11 1/2% Senior Subordinated Notes due 2006 will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."
 If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.
 The minimum permitted tender is $1,000 in principal amount. All other tenders must be integral multiples of $1,000.

[_]CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE
   OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):
  Name(s) of Registered Holder(s) ____________________________________________
  Window Ticket Number (if any) ______________________________________________
  Date of Execution of Notice of Guaranteed Delivery _________________________ Name of Institution which Guaranteed Delivery ______________________________
[_]CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
  Name of Tendering Institution: _____________________________________________
  Account Number: ____________________________________________________________
  Transaction Code Number: ___________________________________________________

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                  PAYOR'S NAME: HARRIS TRUST AND SAVINGS BANK
--------------------------------------------------------------------------------



 SUBSTITUTE            PART 1 -- PLEASE          -----------------------------
 FORM W-9              PROVIDE YOUR TIN IN          Social Security Number
                       THE BOX AT RIGHT AND      OR
                       CERTIFY BY SIGNING
                       AND DATING BELOW.

 DEPARTMENT OF THE                               _____________________________
 TREASURY,             PART 2 [_] Check the box if you are NOT
 INTERNAL REVENUE      subject to back-up withholding under the
 SERVICE               provisions of Section 2406(a)(1)(C) of the
                       Internal Revenue Code because (1) you have
                       not been notified that you are subject to
                       back-up withholding as a result of failure
                       to report all interest or dividends or (2)
                       the Internal Revenue Service has notified
                       you that you are no longer subject to
                       back-up withholding.
                                                    Employer Identification
                                                            Number
                                                                      PART 3
                                                                      --
                     ----------------------------------------------------------
                                                                      Check if
                                                                      Awaiting
                                                                      TIN [_]

                     ----------------------------------------------------------
 PAYOR'S REQUEST       CERTIFICATION UNDER THE PENALTIES OF PERJURY, I
 FOR                   CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS
 TAXPAYER              TRUE, CORRECT, AND COMPLETE.
 IDENTIFICATION        Signature              Date
 NUMBER (TIN)                                   , 199
                       Name: ______________________________
                                 (Please Print)




  SPECIAL REGISTRATION INSTRUCTIONS          SPECIAL DELIVERY INSTRUCTIONS
    (SEE INSTRUCTIONS 4, 5 AND 6)            (SEE INSTRUCTIONS 4, 5 AND 6)


  To be completed ONLY if                  To be completed ONLY if
 certificates for Old Notes in a          certificates for Old Notes in a
 principal amount not tendered, or        principal amount not tendered, or
 New Notes issued in exchange for         New Notes issued in exchange for
 Old Notes accepted for exchange,         Old Notes accepted for exchange,
 are to be issued in the name of          are to be sent to someone other
 someone other than the undersigned.      than the undersigned, or to the
                                          undersigned at an address other
                                          than that shown above.


                                          Deliver:
                                          (check appropriate boxes)
                                          [_] Old Notes not tendered
                                          [_] Exchange Notes, to:


 Issue and deliver:                       Name: ______________________________
 (check appropriate boxes)                             (Please Print)
 [_] Old Notes not tendered

 [_] Exchange Notes, to:                  Address: ___________________________


 Name: ______________________________     ------------------------------------
          (Please Print)                           (Include Zip Code)

 Address: ___________________________

 ------------------------------------
          (Include Zip Code)

 ------------------------------------
    (Tax Identification or Social
            Security No.)

Ladies and Gentlemen:

  Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

  The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned and any beneficial owner of Old Notes hereby further represent that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the undersigned and any such beneficial owner of Old Notes receiving such New Notes, that neither the Holder nor any such beneficial owner is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the Holder nor any such beneficial owner is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company. The undersigned and each beneficial owner acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transactions of the New Notes acquired by such person and may not rely on the position of the Staff of the Securities and Exchange Commission set forth in the no-action letters discussed in the Prospectus under the caption "The Exchange Offer." If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a public distribution of New Notes. The undersigned and each beneficial owner will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Old Notes tendered hereby.

  For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

  If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

  All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

  The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

  Unless otherwise indicated under "Special Registration Instructions," please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any certificates for Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligation pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

  Holders who wish to tender their Old Notes and whose Old Notes are not immediately available or who cannot deliver their certificates and all other documents required by this Letter of Transmittal to the Exchange Agent prior to the Expiration Date, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of this Letter of Transmittal printed below.

                        PLEASE SIGN HERE WHETHER OR NOT
                OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY


 X
 _______________________________________________
                                                               Date:

 X
 _______________________________________________
                                                               Date:
 Signature(s) of Registered Holder(s) or Authorized Signatory

 Area Code and Telephone Number: ______________________________________________

   The above lines must be signed by the registered holder(s) as their name(s) appear(s) on the Old Notes or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If the Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal printed below.

 Name(s): _____________________________________________________________________
                                (Please Print)
 ------------------------------------------------------------------------------

 Capacity: ____________________________________________________________________

 Address: _____________________________________________________________________
                              (Include Zip Code)

 Please Complete the Substitute Form W-9 Herein
 Signature(s) Guaranteed by an Eligible Institution:
 (If required by Instruction 4)
 ------------------------------------------------------------------------------
                            (Authorized Signature)
 ------------------------------------------------------------------------------
                                    (Title)
 ------------------------------------------------------------------------------
                                (Name of Firm)

 Date:  , 199

                                 INSTRUCTIONS

                   FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

  1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES; GUARANTEED DELIVERY PROCEDURES. The tendered Old Notes or a Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old Notes or a Book-Entry Confirmation, as the case may be, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old Notes should be sent to the Company.

  If tendered Old Notes are registered in the name of the signer of the Letter of Transmittal and the New Notes to be issued in exchange therefor are to be issued (and any untendered Old Notes are to be reissued) in the name of the registered holder, the signature of such signer need not be guaranteed. In any other case, the tendered Old Notes must be endorsed or accompanied by written instruments of transfer in form satisfactory to the Company and duly executed by the registered Holder and the signature on the endorsement or instrument of transfer must be guaranteed by a bank, broker, dealer, credit union, savings association, clearing agency or other institution (each an "Eligible Institution") that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Exchange Act of 1934, as amended. If the New Notes and/or Old Notes not exchanged are to be delivered to an address other than that of the registered Holder appearing on the note register for the Old Notes, the signature on the Letter of Transmittal must be guaranteed by an Eligible Institution.

  Any beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Old Notes should contact such holder promptly and instruct such holder to tender Old Notes on such beneficial owner's behalf. If such beneficial owner wishes to tender such Old Notes himself, such beneficial owner must, prior to completing and executing the Letter of Transmittal and delivering such Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner's name or follow the procedures described in the immediately preceding paragraph. The transfer of record ownership may take considerable time.

  Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes or a Book-Entry Confirmation, as the case may be, this Letter of Transmittal or any other documents required hereby to the Exchange Agent on or before the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure:
(a) such tender must be made by or through an Eligible Institution (defined below); (b) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the certificate number or numbers of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Old Notes or a Book-Entry Confirmation, as the case may be, and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (c) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as the certificate(s) representing all tendered Old Notes in proper form for transfer or a Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." Any Holder who wishes to tender his Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Notes according to the guaranteed delivery procedures set forth above.

  All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes, and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

  Unless an exemption applies under the applicable law and regulations concerning "backup withholding" of federal income tax, the Exchange Agent will be required to withhold, and will withhold, 31% of the gross proceeds otherwise payable to a Holder pursuant to the Exchange Offer if the Holder does not provide his or her taxpayer identification number (social security number or employer identification number) and certify that such number is correct. Each tendering Holder should complete and sign the main signature form and the Substitute Form W-9 included as part of the Letter of Transmittal, so as to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption exists and is proved in a manner satisfactory to the Issuer and the Exchange Agent.

  If a Holder desires to accept the Exchange Offer and time will not permit a Letter of Transmittal or Old Notes to reach the Exchange Agent before the Expiration Date, a tender may be effected if the Exchange Agent has received at its office on or prior to the Expiration Date a letter, telegram or facsimile transmission from an Eligible Institution setting forth the name and address of the tendering Holder, the principal amount of the Old Notes being tendered, the names in which the Old Notes are registered and, if possible, the certificate numbers of the Old Notes to be tendered, and stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the date of execution of such letter, telegram or facsimile transmission by the Eligible Institution, the Old Notes, in proper form for transfer, will be delivered by such Eligible Institution together with a properly completed and duly executed Letter of Transmittal (and any other required documents). Unless Old Notes being tendered by the above described method (or a timely Book Entry Confirmation) are deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal and any other required documents), the Issuer may, at its option, reject the tender. Copies of a Notice of Guaranteed Delivery which may be used by Eligible Institutions for the purposes described in this paragraph are available from the Exchange Agent.

  A tender will be deemed to have been received as of the date when the tendering holder's properly completed and duly signed Letter of Transmittal accompanied by the Old Notes (or a timely Book-Entry Confirmation) is received by the Exchange Agent. Issuances of New Notes in exchange for Old Notes tendered pursuant to a Notice of Guaranteed Delivery or letter, telegram or facsimile transmission to similar effect (as provided above) by an Eligible Institution will be made only against deposit of the Letter of Transmittal (and any other required documents) and the tendered Old Notes (or a timely Book-Entry Confirmation).

  2. TENDER BY HOLDER. Only a Holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial owner of Old Notes who is not the registered holder and who wishes to tender should arrange with such registered holder to execute and deliver this Letter of Transmittal on such owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his or her Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such owner's name or obtain a properly completed bond power from the registered holder.

  3. PARTIAL TENDERS. Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column of the box entitled "Description of 11 1/2% Senior Subordinated Notes due 2006" above. The entire principal amount of any Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing New Notes issued in exchange for any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted for exchange.

  4. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

  If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Old Notes tendered and the certificate or certificates for New Notes issued in exchange therefor is to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered holder and neither the "Special Delivery Instructions" nor the "Special Registration Instructions" has been completed, then such holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

  If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers in each case signed as the name of the registered holder or holders appears on the Old Notes.

  If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

  Endorsements on Old Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution which is a member of (a) the Securities Transfer Agents Medallion Program, (b) the New York Stock Exchange Medallion Signature Program or (c) the Stock Exchange Medallion Program.

  Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith and such holder(s) have not completed the box set forth herein entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" or (b) such Old Notes are tendered for the account of an Eligible Institution.

  5. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

  6. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a Holder whose tendered Old Notes are accepted for exchange must provide the Exchange Agent (as payor) with his or her correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to the holder of the Exchange Notes pursuant to the Exchange Offer may be subject to back-up withholding. (If withholding results in overpayment of taxes, a refund may be obtained.) Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements.

  Under federal income tax laws, payments that may be made by the Issuer on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to back-up withholding at a rate of 31%. To prevent back-up withholding, each tendering holder must provide his or her correct TIN by completing the "Substitute Form W-9" referred to above, certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (i) the holder has not been notified by the Internal Revenue Service that he or she is subject to back-up withholding as a result of failure to report all interest or dividends; (ii) the Internal Revenue Service has notified the holder that he or she is no longer subject to back-up withholding; or (iii) in accordance with the Guidelines, such holder is exempt from back-up withholding. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for information on which TIN to report.

  7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

  8. WAIVER OF CONDITIONS. The Company reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

  9. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

  10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.